STADION INVESTMENT TRUST

Stadion Tactical Growth Fund Class A Shares (ETFAX) Class C Shares (ETFCX) Class I Shares (ETFOX)	Stadion Tactical Defensive Fund Class A Shares (ETFRX) Class C Shares (ETFZX) Class I Shares (ETFWX)
Stadion Trilogy Alternative Return Fund Class A Shares (STTGX) Class C Shares (STTCX) Class I Shares (STTIX)	Stadion Alternative Income Fund Class A Shares (TACFX) Class C Shares (TACCX) Class I Shares (TACSX)
Stadion Managed Risk 100 Fund Class A Shares (ETFFX) Class C Shares (ETFYX) Class I Shares (ETFVX)

SUPPLEMENT
Dated April 27, 2017

This Supplement updates the following:

•
the Prospectus, dated September 28, 2016 (the “Prospectus”), for the Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, Stadion Alternative Income Fund and Stadion Managed Risk 100 Fund, each a series of the Stadion Investment Trust (“Trust”), and

•	the Statement of Additional Information, dated September 28, 2016 (the “SAI”), for the Funds.

Explanatory Statement:

At a shareholder meeting on April 14, 2017, shareholders of the Stadion Managed Risk 100 Fund (the “Target Fund”), a series of the Trust, approved an Agreement and Plan of Reorganization and Termination with respect to the Target Fund (the “Agreement”), providing for the reorganization (the “Reorganization”) of the Target Fund into the Stadion Tactical Defensive Fund, a series of the Trust (the “Acquiring Fund”). Pursuant to the Agreement, the Target Fund will be reorganized into the Acquiring Fund, effective as of close of business April 27, 2017 (the “Closing”). At the Closing, each holder of a class of shares of the Target Fund will receive the same class of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Target Fund shares at the time of the Closing. Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust.

The following changes are made to the Prospectus and the SAI:

•	All references to the Target Fund are deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE